Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

CONVERGENCE LONG/SHORT EQUITY FUND
A series of Trust for Professional Managers (the “Trust”)

Supplement dated October 28, 2021 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated March 30, 2021, as supplemented

At a meeting held on October 20, 2021, the Board of Trustees (the “Board”) of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) which provides for the conversion of the Convergence Long/Short Equity Fund (the “Fund”), a mutual fund series of the Trust, from a mutual fund to an exchange-traded fund (an “ETF”) through the reorganization of the Fund into the Convergence Long/Short Equity ETF (the “Acquiring Fund”), a newly-created ETF series of the Trust (the “Reorganization”). Because applicable legal requirements do not require shareholder approval of the Reorganization and the Board has determined that the Reorganization is in the best interests of the Fund and the Acquiring Fund, shareholders of the Fund are not being asked to vote on the Reorganization.

A combined Form N-14 information statement/prospectus (the “Information Statement”) providing information on the Reorganization, and including the Plan of Reorganization, will be mailed to shareholders of the Fund during the fourth quarter of 2021. Under the Plan of Reorganization, shareholders of the Fund will receive shares of the Acquiring Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. The Reorganization is expected to occur in the first quarter of 2022. Convergence Investment Partners, LLC (“Convergence”), the Fund’s investment adviser, has agreed to assume all of the costs of the Reorganization.

Prior to the Reorganization, Convergence will continue to manage the Fund in accordance with the Fund’s investment objective and principal investment strategies. After the Reorganization, Convergence will serve as investment adviser for the Acquiring Fund. Mr. David J. Abitz and Mr. Justin Neuberg, the current portfolio managers for the Fund, will also be the portfolio managers of the Acquiring Fund and will be responsible for the day-to-day management of the Acquiring Fund’s portfolio. The Acquiring Fund will have the same investment objective, investment strategies and polices as the Fund and substantially similar risks as the Fund, all as set forth in the Fund’s current Prospectus and SAI. The Acquiring Fund will also be subject to certain risks unique to operating as an ETF. A comparison of the investment policies, strategies and risks of the Fund and the Acquiring Fund will be provided in the Information Statement.

Current and potential Fund shareholders may continue to purchase and redeem shares of the Fund in a brokerage account through a broker, until the last business day before the closing of the Reorganization, which date shall be included in the Information Statement mailed to shareholders. Effective immediately, shares of the Fund are no longer available for purchase directly from U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). All references in the Fund’s Prospectus and SAI to purchasing shares directly from the Transfer Agent are hereby removed. After the Reorganization, shares of the Acquiring Fund may only be purchased and sold in a brokerage account through a broker who will execute your trade on an exchange at prevailing market prices.

Please retain this Supplement for future reference.